UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 28, 2010

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1, 3 and 4 though 8 are not applicable and therefore omitted.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation hereby furnishes a press release, issued on October 28, 2010, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2010 and hereby furnishes statements of Sherman L. Black, its Chief Executive Officer, and James R. Stewart, its Chief Financial Officer, made on October 28, 2010 at a telephone conference relating to the quarter ended September 30, 2010 results.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on October 28, 2010.
99.2	Statements of Sherman L. Black, Chief Executive Officer, and James R. Stewart, Chief Financial Officer, at a telephone conference held on October 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/ James R. Stewart
James R. Stewart
Chief Financial Officer

Date:   October 29, 2010